UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2022

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 7, 2022, CMFT RE Lending RF Sub BB, LLC (“Lender Sub”), an indirect wholly owned subsidiary of CIM Real Estate Finance Trust, Inc. (the “Company”), entered into the Third Amendment to Master Repurchase Agreement (the “Third Amended MRA”) with Barclays Bank PLC (“Barclays”) to amend that certain Master Repurchase Agreement, dated September 21, 2020, by and between Barclays and Lender Sub, and acknowledged by the Company (the “Repurchase Agreement”), which provides financing for certain eligible assets of the Lender Sub and advances to the Lender Sub (the “Repurchase Facility”), as described in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on September 24, 2020, as such Repurchase Agreement was amended on July 27, 2021 and February 23, 2022, as discussed in a Current Report on Form 8-K filed by the Company with the SEC on August 2, 2021 and March 1, 2022, respectively. The Third Amended MRA, among other things, extends the current facility termination date to September 22, 2025. Other than the modified terms described above, the material terms of the Repurchase Agreement and the Repurchase Facility, as previously amended, remain unchanged.
The Third Amended MRA contains representations, warranties, covenants and conditions precedent that are customary for agreements of these types. The foregoing summary of the Third Amended MRA does not purport to be a complete description and is qualified in its entirety by the full text of the Third Amended MRA, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment To Master Repurchase Agreement, dated October 7, 2022, by and between CMFT RE Lending RF Sub BB, LLC and Barclays Bank PLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2022	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)